Exhibit 10.3

Option No. [________]

DERMTECH, INC.

Stock Option Grant Notice

Stock Option Grant under the

DermTech, Inc. 2020 Equity Incentive Plan

1.	Name and Address of Participant:

2.	Grant Date:

3.	Type of Grant:

4.	Maximum Number of Shares for
which this Option is exercisable:

5.	Exercise (purchase) price per share:

6.	Option Expiration Date:

7.	Vesting Start Date:

8.

Vesting Schedule:  This Option shall become exercisable (and the Shares issued upon exercise shall be vested) as follows provided the Participant is an Employee, director or Consultant of the Company or of an Affiliate on the applicable vesting date set forth below:

	Number of Shares	Vesting Date

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the DermTech, Inc. 2020 Equity Incentive Plan.

The Company and the Participant acknowledge receipt of this Stock Option Grant Notice and agree to the terms of the Stock Option Agreement attached hereto and incorporated by reference herein, the DermTech, Inc. 2020 Equity Incentive Plan and the terms of this Option Grant as set forth above.

DERMTECH, INC.

By:
Name:
Title:

Participant

Option No. [________]

DERMTECH, INC.

Executive Stock Option Grant Notice

Stock Option Grant under the

DermTech, Inc. 2020 Equity Incentive Plan

1.	Name and Address of Participant:

2.	Grant Date:

3.	Type of Grant:

4.	Maximum Number of Shares for
which this Option is exercisable:

5.	Exercise (purchase) price per share:

6.	Option Expiration Date:

7.	Vesting Start Date:

8.

Vesting Schedule: This Option shall become exercisable (and the Shares issued upon exercise shall be vested) as follows provided the Participant is an Employee, director or Consultant of the Company or of an Affiliate on the applicable vesting date set forth below:

	Number of Shares	Vesting Date

Notwithstanding the foregoing, in the event Participant (i) is terminated other than for Cause (as defined below), death or Disability (as defined in the DermTech, Inc. 2020 Equity Incentive Plan) or (ii) resigns for Good Reason (as defined below); in either case during a period beginning three months prior to and ending 18 months following a Change in Control (as defined below), the portion of this Option then unvested shall vest in full upon such termination or resignation.

“Cause” shall, for purposes of this Executive Stock Option Grant Notice and the attached Stock Option Agreement, (i) have the meaning assigned to such term in Participant’s employment agreement, written offer of employment or other applicable written agreement between the Participant and the Company or an Affiliate, or (ii) if not defined in such agreement, mean any of the following: (a) the Participant’s theft, dishonesty, willful misconduct, breach of fiduciary duty for personal profit, or falsification of the documents or records of the Company or an Affiliate; (b) the Participant’s material failure to abide by the code of conduct or other policies (including, without limitation, policies relating to confidentiality and reasonable workplace conduct) of the

Company or an Affiliate; (c) the Participant’s unauthorized use, misappropriation, destruction or diversion of any tangible or intangible asset or corporate opportunity of the Company or an Affiliate (including, without limitation, the Participant’s improper use or disclosure of confidential or proprietary information of the Company or an  Affiliate); (d) any intentional act by the Participant which has a material detrimental effect on the reputation or business of the Company or an Affiliate; (e) the Participant’s repeated failure or inability to perform any reasonable assigned duties after written notice from the Company or an Affiliate of, and a reasonable opportunity to cure, such failure or inability; (f) any material breach by the Participant of any employment or service agreement between the Participant and the Company or an Affiliate, which breach is not cured pursuant to the terms of such agreement; or (g) the Participant’s conviction (including any plea of guilty or nolo contendere) of any criminal act involving fraud, dishonesty, misappropriation or moral turpitude, or which impairs the Participant’s ability to perform his or her duties with the Company or an Affiliate.

“Good Reason” shall, for purposes of this Executive Stock Option Grant Notice, (i) have the meaning assigned to such term in Participant’s employment agreement, written offer of employment or other applicable written agreement between the Participant and the Company or an Affiliate, or (ii) if not defined in such agreement, mean the occurrence of any of the following events or conditions, without Participant’s express written consent: (a) a material reduction in Participant’s base salary or bonus potential; (b) a material reduction in Participant’s duties, responsibilities or authority, including, without limitation, changes in Participant’s reporting structure resulting from a Change in Control (as defined below); (c) a change in geographic location at which Participant must perform services that results in an increase in the one-way commute of Participant by more than 50 miles; or (d) a successor of the Company does not assume Participant’s employment agreement, written offer of employment or other similar agreement between the Participant and the Company or an Affiliate; provided that Participant has provided notice to the Company of the condition giving rise to “Good Reason” within one hundred twenty (120) days of Participant’s knowledge of the existence of such condition, and the Company has not remedied such condition in the thirty (30) days following such notice.

“Change in Control” shall (i) have the meaning assigned to such term in Participant’s employment agreement, written offer of employment or other applicable written agreement between the Participant and the Company or an Affiliate, or (ii) if not defined in such agreement, mean the occurrence of any of the following events:

(a)

Ownership.  Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(b)	Merger/Sale of Assets. (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or

2

consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(c)

Change in Board Composition.  A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Grant Date, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(d)	“Change in Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the DermTech, Inc. 2020 Equity Incentive Plan.

The Company and the Participant acknowledge receipt of this Executive Stock Option Grant Notice and agree to the terms of the Stock Option Agreement attached hereto and incorporated by reference herein, the DermTech, Inc. 2020 Equity Incentive Plan and the terms of this Option Grant as set forth above.

DERMTECH, INC.

By:
Name:
Title:

Participant

3

Option No. [________]

DERMTECH, INC.

Non-Employee Director Stock Option Grant Notice

Stock Option Grant under the

DermTech, Inc. 2020 Equity Incentive Plan

1.	Name and Address of Participant:

2.	Grant Date:

3.	Type of Grant:

4.	Maximum Number of Shares for
which this Option is exercisable:

5.	Exercise (purchase) price per share:

6.	Option Expiration Date:

7.	Vesting Start Date:

8.

Vesting Schedule:  This Option shall become exercisable (and the Shares issued upon exercise shall be vested) as follows provided the Participant is an Employee, director or Consultant of the Company or of an Affiliate on the applicable vesting date set forth below:

	Number of Shares	Vesting Date

Notwithstanding the foregoing, in the event of a Change in Control (as defined below) while the Participant is a director of the Company the portion of this Option then unvested shall vest in full immediately prior to the Change in Control (as defined below).

“Change in Control” means the occurrence of any of the following events:

(a)

Ownership.  Any “Person” (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended) becomes the “Beneficial Owner” (as defined in Rule 13d-3 under said Act), directly or indirectly, of securities of the Company representing 50% or more of the total voting power represented by the Company’s then outstanding voting securities (excluding for this purpose any such voting securities held by the Company or its Affiliates or any employee benefit plan of the Company) pursuant to a transaction or a series of related transactions which the Board of Directors does not approve; or

(b)

Merger/Sale of Assets.  (A) A merger or consolidation of the Company whether or not approved by the Board of Directors, other than a merger or consolidation which would result in the voting securities of the Company outstanding immediately prior thereto continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or the parent of such corporation) more than 50% of the total voting power represented by the voting securities of the Company or such surviving entity or parent of such corporation, as the case may be, outstanding immediately after such merger or consolidation; or (B) the sale or disposition by the Company of all or substantially all of the Company’s assets in a transaction requiring stockholder approval; or

(c)

Change in Board Composition.  A change in the composition of the Board of Directors, as a result of which fewer than a majority of the directors are Incumbent Directors. “Incumbent Directors” shall mean directors who either (A) are directors of the Company as of the Grant Date, or (B) are elected, or nominated for election, to the Board of Directors with the affirmative votes of at least a majority of the Incumbent Directors at the time of such election or nomination (but shall not include an individual whose election or nomination is in connection with an actual or threatened proxy contest relating to the election of directors to the Company).

(d)	“Change in Control” shall be interpreted, if applicable, in a manner, and limited to the extent necessary, so that it will not cause adverse tax consequences under Section 409A.

The foregoing rights are cumulative and are subject to the other terms and conditions of this Agreement and the Plan.

The Company and the Participant acknowledge receipt of this Non-Employee Director Stock Option Grant Notice and agree to the terms of the Stock Option Agreement attached hereto and incorporated by reference herein, the DermTech, Inc. 2020 Equity Incentive Plan and the terms of this Option Grant as set forth above.

DERMTECH, INC.

By:
Name:
Title:

Participant

2

DERMTECH, INC.

STOCK OPTION AGREEMENT - INCORPORATED TERMS AND CONDITIONS

AGREEMENT made as of the date of grant set forth in the Stock Option Grant Notice by and between DermTech, Inc. (the “Company”), a Delaware corporation, and the individual whose name appears on the Stock Option Grant Notice (the “Participant”).

WHEREAS, the Company desires to grant to the Participant an Option to purchase shares of its common stock, $0.0001 par value per share (the “Shares”), under and for the purposes set forth in the Company’s 2020 Equity Incentive Plan (the “Plan”);

WHEREAS, the Company and the Participant understand and agree that any terms used and not defined herein have the same meanings as in the Plan; and

WHEREAS, the Company and the Participant each intend that the Option granted herein shall be of the type set forth in the Stock Option Grant Notice.

NOW, THEREFORE, in consideration of the mutual covenants hereinafter set forth and for other good and valuable consideration, the parties hereto agree as follows:

1.GRANT OF OPTION.  The Company hereby grants to the Participant the right and option to purchase all or any part of an aggregate of the number of Shares set forth in the Stock Option Grant Notice, on the terms and conditions and subject to all the limitations set forth herein, under United States securities and tax laws, and in the Plan, which is incorporated herein by reference.  The Participant acknowledges receipt of a copy of the Plan.

2.EXERCISE PRICE.  The exercise price of the Shares covered by the Option shall be the amount per Share set forth in the Stock Option Grant Notice, subject to adjustment, as provided in the Plan, in the event of a stock split, reverse stock split or other events affecting the holders of Shares after the date hereof (the “Exercise Price”).  Payment shall be made in accordance with Paragraph 10 of the Plan.

3.EXERCISABILITY OF OPTION.  Subject to the terms and conditions set forth in this Agreement and the Plan, the Option granted hereby shall become vested and exercisable as set forth in the Stock Option Grant Notice and is subject to the other terms and conditions of this Agreement and the Plan.

4.TERM OF OPTION.  This Option shall terminate on the Option Expiration Date as specified in the Stock Option Grant Notice and, if this Option is designated in the Stock Option Grant Notice as an ISO and the Participant owns as of the date hereof more than 10% of the total combined voting power of all classes of capital stock of the Company or an Affiliate, such date may not be more than five years from the date of this Agreement, but shall be subject to earlier termination as provided herein or in the Plan.

If the Participant ceases to be an Employee, director or Consultant of the Company or of an Affiliate for any reason other than the death or Disability of the Participant, or termination of the Participant for Cause (the “Termination Date”), the Option to the extent then vested and exercisable pursuant to Section 3 hereof as of the Termination Date, and not previously terminated in accordance with this Agreement, may be exercised within three months after the Termination Date, or on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice, whichever is earlier, but may not be exercised thereafter except as set forth below.  In such event, the unvested portion of the Option shall not be exercisable and shall expire and be cancelled on the Termination Date.

If this Option is designated in the Stock Option Grant Notice as an ISO and the Participant ceases to be an Employee of the Company or of an Affiliate but continues after termination of employment to provide service to the Company or an Affiliate as a director or Consultant, this Option shall continue to vest in accordance with Section 3 above as if this Option had not terminated until the Participant is no longer providing services to the Company.  In such case, this Option shall automatically convert and be deemed a Non-Qualified Option as of the date that is three months from termination of the Participant's employment and this Option shall continue on the same terms and conditions set forth herein until such Participant is no longer providing service to the Company or an Affiliate.

Notwithstanding the foregoing, in the event of the Participant’s Disability or death within three months after the Termination Date, the Participant or the Participant’s Survivors may exercise the Option within one year after the Termination Date, but in no event after the Option Expiration Date as specified in the Stock Option Grant Notice.

In the event the Participant’s service is terminated by the Company or an Affiliate for Cause, the Participant’s right to exercise any unexercised portion of this Option even if vested shall cease immediately as of the time the Participant is notified his or her service is terminated for Cause, and this Option shall thereupon terminate.  Notwithstanding anything herein to the contrary, if subsequent to the Participant’s termination, but prior to the exercise of the Option, the Administrator determines that, either prior or subsequent to the Participant’s termination, the Participant engaged in conduct which would constitute Cause, then the Participant shall immediately cease to have any right to exercise the Option and this Option shall thereupon terminate.

In the event of the Disability of the Participant, as determined in accordance with the Plan, the Option shall be exercisable within one year after the Participant’s termination of service due to Disability or, if earlier, on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice.  In such event, the Option shall be exercisable:

(a)	to the extent that the Option has become exercisable but has not been exercised as of the date of the Participant’s termination of service due to Disability; and

(b)

in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of the Participant’s termination of service due to Disability of any additional vesting rights that would have accrued on the next vesting date had the Participant not become Disabled.  The proration shall be based upon the number of days accrued in the current vesting period prior to the date of the Participant’s termination of service due to Disability.

In the event of the death of the Participant while an Employee, director or Consultant of the Company or of an Affiliate, the Option shall be exercisable by the Participant’s Survivors within one year after the date of death of the Participant or, if earlier, on or prior to the Option Expiration Date as specified in the Stock Option Grant Notice.  In such event, the Option shall be exercisable:

(x)	to the extent that the Option has become exercisable but has not been exercised as of the date of death; and
(y)

in the event rights to exercise the Option accrue periodically, to the extent of a pro rata portion through the date of death of any additional vesting rights that would have accrued on the next vesting date had the Participant not died.  The proration shall be based upon the number of days accrued in the current vesting period prior to the Participant’s date of death.

5.METHOD OF EXERCISING OPTION.  Subject to the terms and conditions of this Agreement, the Option may be exercised by written notice to the Company or its designee, in substantially the form of Exhibit A attached hereto (or in such other form acceptable to the Company, which may include electronic notice).  Such notice shall state the number of Shares with respect to which the Option is being exercised and shall be signed by the person exercising the Option (which signature may be provided electronically in a form acceptable to the Company).  Payment of the Exercise Price for such Shares shall be made in accordance with Paragraph 10 of the Plan.  The Company shall deliver such Shares as soon as practicable after the notice shall be received, provided, however, that the Company may delay issuance of such Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including, without limitation, state securities or “blue sky” laws).  The Shares as to which the Option shall have been so exercised shall be registered in the Company’s share register in the name of the person so exercising the Option (or, if the Option shall be exercised by the Participant and if the Participant shall so request in the notice exercising the Option, shall be registered in the Company’s share register in the name of the Participant and another person jointly, with right of survivorship) and shall be delivered as provided above to or upon the written order of the person exercising the Option.  In the event the Option shall be exercised, pursuant to Section 4 hereof, by any person other than the Participant, such notice shall be accompanied by appropriate proof of the right of such person to exercise the Option.  All Shares that shall be purchased upon the exercise of the Option as provided herein shall be fully paid and nonassessable.

6.PARTIAL EXERCISE.  Exercise of this Option to the extent above stated may be made in part at any time and from time to time within the above limits, except that no fractional share shall be issued pursuant to this Option.

7.NON‑ASSIGNABILITY.  The Option shall not be transferable by the Participant otherwise than by will or by the laws of descent and distribution.  If this Option is a Non-Qualified Option then it may also be transferred pursuant to a qualified domestic relations order as defined by the Code or Title I of the Employee Retirement Income Security Act or the rules thereunder.  Except as provided above in this paragraph, the Option shall be exercisable, during the Participant’s lifetime, only by the Participant (or, in the event of legal incapacity or incompetency, by the Participant’s guardian or representative) and shall not be assigned, pledged or hypothecated in any way (whether by operation of law or otherwise) and shall not be subject to execution, attachment or similar process.  Any attempted transfer, assignment, pledge, hypothecation or other disposition of the Option or of any rights granted hereunder contrary to the provisions of this Section 7, or the levy of any attachment or similar process upon the Option shall be null and void.

8.NO RIGHTS AS STOCKHOLDER UNTIL EXERCISE.  The Participant shall have no rights as a stockholder with respect to Shares subject to this Agreement until registration of the Shares in the Company’s share register in the name of the Participant.  Except as is expressly provided in the Plan with respect to certain changes in the capitalization of the Company, no adjustment shall be made for dividends or similar rights for which the record date is prior to the date of such registration.

9.ADJUSTMENTS.  The Plan contains provisions covering the treatment of Options in a number of contingencies such as stock splits and mergers.  Provisions in the Plan for adjustment with respect to stock subject to Options and the related provisions with respect to successors to the business of the Company are hereby made applicable hereunder and are incorporated herein by reference.

10.TAXES.  The Participant acknowledges and agrees that (i) any income or other taxes due from the Participant with respect to this Option or the Shares issuable pursuant to this Option shall be the Participant’s responsibility; (ii) the Participant was free to use professional advisors of his or her choice in connection with this Agreement, has received advice from his or her professional advisors in connection with this Agreement, understands its meaning and import, and is entering into this Agreement freely and without coercion or duress; (iii) the Participant has not received and is not relying upon any advice, representations or assurances made by or on behalf of the Company or any Affiliate or any employee of or counsel to the Company or any Affiliate regarding any tax or other effects or implications of the Option, the Shares or other matters contemplated by this Agreement; and (iv) neither the Administrator, the Company, its Affiliates, nor any of its officers or directors, shall be held liable for any applicable costs, taxes, or penalties associated with the Option if, in fact, the Internal Revenue Service were to determine that the Option constitutes deferred compensation under Section 409A of the Code.

If this Option is designated in the Stock Option Grant Notice as a Non-Qualified Option or if the Option is an ISO and is converted into a Non-Qualified Option and such Non-Qualified Option is exercised, the Participant agrees that the Company may withhold from the Participant’s remuneration, if any, the minimum statutory amount of federal, state and local withholding taxes attributable to such amount that is considered compensation includable in such person’s gross income.  At the Company’s discretion, the amount required to be withheld may be withheld in cash from such remuneration, or in kind from the Shares otherwise deliverable to the Participant on exercise of the Option.  The Participant further agrees that, if the Company does not withhold an amount from the Participant’s remuneration sufficient to satisfy the Company’s income tax withholding obligation, the Participant will reimburse the Company on demand, in cash, for the amount under-withheld.

11.PURCHASE FOR INVESTMENT.  Unless the offering and sale of the Shares to be issued upon the particular exercise of the Option shall have been effectively registered under the Securities Act, the Company shall be under no obligation to issue the Shares covered by such exercise unless the Company has determined that such exercise and issuance would be exempt from the registration requirements of the Securities Act and until the following conditions have been fulfilled:

(a)

The person(s) who exercise the Option shall warrant to the Company, at the time of such exercise, that such person(s) are acquiring such Shares for their own respective accounts, for investment, and not with a view to, or for sale in connection with, the distribution of any such Shares, in which event the person(s) acquiring such Shares shall be bound by the provisions of the following legend which shall be endorsed upon any certificate(s) evidencing the Shares issued pursuant to such exercise:

“The shares represented by this certificate have been taken for investment and they may not be sold or otherwise transferred by any person, including a pledgee, unless (1) either (a) a Registration Statement with respect to such shares shall be effective under the Securities Act of 1933, as amended, or (b) the Company shall have received an opinion of counsel satisfactory to it that an exemption from registration under such Act is then available, and (2) there shall have been compliance with all applicable state securities laws;” and

(b)

If the Company so requires, the Company shall have received an opinion of its counsel that the Shares may be issued upon such particular exercise in compliance with the Securities Act without registration thereunder.  Without limiting the generality of the foregoing, the Company may delay issuance of the Shares until completion of any action or obtaining of any consent, which the Company deems necessary under any applicable law (including without limitation state securities or “blue sky” laws).

12.RESTRICTIONS ON TRANSFER OF SHARES.

(a)

The Participant agrees that in the event the Company proposes to offer for sale to the public any of its equity securities and such Participant is requested by the Company and any underwriter engaged by the Company in connection with such offering to sign an agreement restricting the sale or other transfer of Shares, then it will promptly sign such agreement and will not transfer, whether in privately negotiated transactions or to the public in open market transactions or otherwise, any Shares or other securities of the Company held by him or her during such period as is determined by the Company and the underwriters, not to exceed 180 days following the closing of the offering, plus such additional period of time as may be required to comply with FINRA rules or similar rules thereto promulgated by another regulatory authority (such period, the “Lock-Up Period”).  Such agreement shall be in writing and in form and substance reasonably satisfactory to the Company and such underwriter and pursuant to customary and prevailing terms and conditions.  Notwithstanding whether the Participant has signed such an agreement, the Company may impose stop-transfer instructions with respect to the Shares or other securities of the Company subject to the foregoing restrictions until the end of the Lock-Up Period.

(b)

The Participant acknowledges and agrees that neither the Company, its stockholders nor its directors and officers, has any duty or obligation to disclose to the Participant any material information regarding the business of the Company or affecting the value of the Shares before, at the time of, or following a termination of the service of the Participant by the Company, including, without limitation, any information concerning plans for the Company to make a public offering of its securities or to be acquired by or merged with or into another firm or entity.

13.NO OBLIGATION TO MAINTAIN RELATIONSHIP.  The Participant acknowledges that: (i) the Company is not by the Plan or this Option obligated to continue the Participant as an employee, director or Consultant of the Company or an Affiliate; (ii) the Plan is discretionary in nature and may be suspended or terminated by the Company at any time; (iii) the grant of the Option is a one-time benefit which does not create any contractual or other right to receive future grants of options, or benefits in lieu of options; (iv) all determinations with respect to any such future grants, including, but not limited to, the times when options shall be granted, the number of shares subject to each option, the option price, and the time or times when each option shall be exercisable, will be at the sole discretion of the Company; (v) the Participant’s participation in the Plan is voluntary; (vi) the value of the Option is an extraordinary item of compensation which is outside the scope of the Participant’s employment or consulting contract, if any; and (vii) the Option is not part of normal or expected compensation for purposes of calculating any severance, resignation, redundancy, end of service payments, bonuses, long-service awards, pension or retirement benefits or similar payments.

14.IF OPTION IS INTENDED TO BE AN ISO. If this Option is designated in the Stock Option Grant Notice as an ISO so that the Participant (or the Participant’s Survivors) may qualify for the favorable tax treatment provided to holders of Options that meet the standards of Section 422 of the Code then any provision of this Agreement or the Plan which conflicts with the Code so that this Option would not be deemed an ISO is null and void and any ambiguities shall be resolved so that the Option qualifies as an ISO.  The Participant should consult with the Participant’s own tax advisors regarding the tax effects of the Option and the requirements necessary to obtain favorable tax treatment under Section 422 of the Code, including, but not limited to, holding period requirements.

Notwithstanding the foregoing, to the extent that the Option is designated in the Stock Option Grant Notice as an ISO and is not deemed to be an ISO pursuant to Section 422(d) of the Code because the aggregate Fair Market Value (determined as of the Date of Option Grant) of any of the Shares with respect to which this ISO is granted becomes exercisable for the first time during any calendar year in excess of $100,000, the portion of the Option representing such excess value shall be treated as a Non-Qualified Option and the Participant shall be deemed to have taxable income measured by the difference between the then Fair Market Value of the Shares received upon exercise and the price paid for such Shares pursuant to this Agreement.

Neither the Company nor any Affiliate shall have any liability to the Participant, or any other party, if the Option (or any part thereof) that is intended to be an ISO is not an ISO or for any action taken by the Administrator, including without limitation the conversion of an ISO to a Non-Qualified Option.

15.NOTICE TO COMPANY OF DISQUALIFYING DISPOSITION OF AN ISO.  If this Option is designated in the Stock Option Grant Notice as an ISO then the Participant agrees to notify the Company in writing immediately after the Participant makes a Disqualifying Disposition of any of the Shares acquired pursuant to the exercise of the ISO.  A Disqualifying Disposition is defined in Section 424(c) of the Code and includes any disposition (including any sale) of such Shares before the later of (a) two years after the date the Participant was granted the ISO or (b) one year after the date the Participant acquired Shares by exercising the ISO, except as otherwise provided in Section 424(c) of the Code.  If the Participant has died before the Shares are sold, these holding period requirements do not apply and no Disqualifying Disposition can occur thereafter.

16.NOTICES.  Any notices required or permitted by the terms of this Agreement or the Plan shall be given by recognized courier service, facsimile, registered or certified mail, return receipt requested, addressed as follows:

If to the Company:

DermTech, Inc.

11099 N. Torrey Pines Rd., #100

La Jolla, CA 92037

Attention: Chief Financial Officer

If to the Participant at the address set forth on the Stock Option Grant Notice or to such other address or addresses of which notice in the same manner has previously been given.  Any such notice shall be deemed to have been given upon the earlier of receipt, one business day following delivery to a recognized courier service or three business days following mailing by registered or certified mail.

17.GOVERNING LAW.  This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware, without giving effect to the conflict of law principles thereof.  For the purpose of litigating any dispute that arises under this Agreement, the parties hereby consent to exclusive jurisdiction in the State of Delaware and agree that such litigation shall be conducted in the state courts of Delaware or the federal courts of the United States for the District of Delaware.

18.BENEFIT OF AGREEMENT.  Subject to the provisions of the Plan and the other provisions hereof, this Agreement shall be for the benefit of and shall be binding upon the heirs, executors, administrators, successors and assigns of the parties hereto.

19.ENTIRE AGREEMENT.  This Agreement, together with the Plan, embodies the entire agreement and understanding between the parties hereto with respect to the subject matter hereof and supersedes all prior oral or written agreements and understandings relating to the subject matter hereof (with the exception of acceleration of vesting provisions contained in any other agreement with the Company).  No statement, representation, warranty, covenant or agreement not expressly set forth in this Agreement shall affect or be used to interpret, change or restrict, the express terms and provisions of this Agreement. Notwithstanding the foregoing in all events, this Agreement shall be subject to and governed by the Plan.

20.MODIFICATIONS AND AMENDMENTS.  The terms and provisions of this Agreement may be modified or amended as provided in the Plan.

21.WAIVERS AND CONSENTS.  Except as provided in the Plan, the terms and provisions of this Agreement may be waived, or consent for the departure therefrom granted, only by written document executed by the party entitled to the benefits of such terms or provisions.  No such waiver or consent shall be deemed to be or shall constitute a waiver or consent with respect to any other terms or provisions of this Agreement, whether or not similar.  Each such waiver or consent shall be effective only in the specific instance and for the purpose for which it was given, and shall not constitute a continuing waiver or consent.

22.DATA PRIVACY.  By entering into this Agreement, the Participant:  (i) authorizes the Company and each Affiliate, and any agent of the Company or any Affiliate administering the Plan or providing Plan recordkeeping services, to disclose to the Company or any of its Affiliates such information and data as the Company or any such Affiliate shall request in order to facilitate the grant of options and the administration of the Plan; (ii) to the extent permitted by applicable law waives any data privacy rights he or she may have with respect to such information, and (iii) authorizes the Company and each Affiliate to store and transmit such information in electronic form for the purposes set forth in this Agreement.

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Exhibit A

NOTICE OF EXERCISE OF STOCK OPTION

To:DermTech, Inc.

IMPORTANT NOTICE:  This form of Notice of Exercise may only be used at such time as the Company has filed a Registration Statement with the Securities and Exchange Commission under which the issuance of the Shares for which this exercise is being made is registered and such Registration Statement remains effective.

Ladies and Gentlemen:

I hereby exercise my Stock Option to purchase _________ shares (the “Shares”) of the common stock, $.0001 par value, of DermTech, Inc. (the “Company”), at the exercise price of $________ per share, pursuant to and subject to the terms of that Stock Option Grant Notice dated _______________, 202_.

I understand the nature of the investment I am making and the financial risks thereof.  I am aware that it is my responsibility to have consulted with competent tax and legal advisors about the relevant national, state and local income tax and securities laws affecting the exercise of the Option and the purchase and subsequent sale of the Shares.

I am paying the option exercise price for the Shares as follows:

_______________________________________________

Please issue the Shares (check one):

☐ to me; or

☐ to me and ____________________________, as joint tenants with right of survivorship,

at the following address:

Exhibit A-1

My mailing address for stockholder communications, if different from the address listed above, is:

Very truly yours,

Participant (signature)

Print Name

Date

Exhibit A-2